    As filed with the Securities and Exchange Commission on September 4, 2002
                                                     Registration No. 333- 11329
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------

                         POST-EFFECTIVE AMENDMENT NO. 5
                                   ON FORM S-8
                                   TO FORM S-4
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                            -----------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)
                       D/B/A RELIANT ENERGY, INCORPORATED

                            -----------------------

                   TEXAS                                         74-0694415
      (State or other jurisdiction of                        (I.R.S. Employer
      incorporation or organization)                         Identification No.)

             1111 LOUISIANA
              HOUSTON, TEXAS                                       77002
(Address of principal executive offices)                        (Zip Code)

                            -----------------------

                    RELIANT ENERGY, INCORPORATED SAVINGS PLAN
      HOUSTON INDUSTRIES INCORPORATED LONG-TERM INCENTIVE COMPENSATION PLAN RELIANT ENERGY, INCORPORATED 1994 LONG-TERM INCENTIVE COMPENSATION PLAN
        HOUSTON INDUSTRIES INCORPORATED STOCK PLAN FOR OUTSIDE DIRECTORS
                            (Full title of the plan)

                                 Rufus S. Scott
                          Assistant Corporate Secretary
                                 1111 Louisiana
                              Houston, Texas 77002
                     (Name and address of agent for service)

   Telephone number, including area code, of agent for service: (713) 207-3000

                            -----------------------

         This Post-Effective Amendment on Form S-8 to the Registration Statement on Form S-4 (Registration No. 333-11329) is being filed pursuant to the provisions of Rule 401(e) under the Securities Act of 1933, as amended (the "Securities Act"), and the procedures described herein and covers 5,822,017 shares of the Registrant's common stock, par value $0.01 per share, including associated preferred share purchase rights (864,073 shares under the Reliant Energy, Incorporated Savings Plan, 338,313 shares under the Houston Industries Incorporated Long-Term Incentive Compensation Plan, 4,562,131 shares under the Reliant Energy, Incorporated 1994 Long-Term Incentive Compensation Plan and 57,500 shares under the Houston Industries Incorporated Stock Plan for Outside Directors). The registration fee in respect of such shares of common stock was paid at the time of the original filing of the Registration Statement on Form S-4 relating to the common stock. The Minnegasco Division Employees' Retirement Savings Plan, the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan, the

Houston Industries Incorporated Stock Benefit Plan and the NorAm Energy Corp. Employee Savings and Investment Plan, which were originally included in this Registration Statement have been terminated. As of September 4, 2002, there were 321,053 remaining unsold shares on the Form S-4 Registration Statement that had not been reallocated pursuant to Post-Effective Amendment Nos. 1, 2, 3 and 4.

         In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Reliant Energy, Incorporated Savings Plan described herein.

         This Post-Effective Amendment to the Registration Statement on Form S-8 is being filed pursuant to Rule 414 under the Securities Act of 1933 by the Registrant, the successor to Reliant Energy, Incorporated, a Texas corporation, following a merger to effect a holding company reorganization effective as of August 31, 2002. The Registrant hereby expressly adopts the Registration Statement of Reliant Energy on Form S-4 (Registration No. 333-11329), as amended, as its own registration statement for all purposes of the Securities Act and the Securities Exchange Act of 1934, as amended, and hereby sets forth any additional information necessary to reflect any material changes made in connection with or resulting from the succession, or necessary to keep this Registration Statement from being misleading in any material respect.

================================================================================

                             INTRODUCTORY STATEMENT

         Effective August 31, 2002, pursuant to the Agreement and Plan of Merger among Reliant Energy, Incorporated ("Reliant Energy"), Reliant Energy MergerCo, Inc. ("MergerCo") and CenterPoint Energy, Inc. ("CenterPoint Energy" or "Registrant"), MergerCo merged with and into Reliant Energy, as a result of which the outstanding shares of common stock, without par value, of Reliant Energy were exchanged automatically on a share-for-share basis for shares of common stock, par value $0.01 per share, of CenterPoint Energy, and Reliant Energy became a subsidiary of CenterPoint Energy.

         Accordingly, all stock issued under the Reliant Energy, Incorporated Savings Plan, the Houston Industries Incorporated Long-Term Incentive Compensation Plan, the Reliant Energy, Incorporated 1994 Long-Term Incentive Compensation Plan and the Houston Industries Incorporated Stock Plan For Outside Directors (collectively, the "Plans") will be shares of the common stock of CenterPoint Energy rather than shares of the common stock of Reliant Energy. Additionally, the sponsor of the Plans will be CenterPoint Energy rather than Reliant Energy.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         Note: The document(s) containing the plan information required by Item 1 of Form S-8 and the statement of availability of registrant information and any other information required by Item 2 of Form S-8 will be sent or given to participants as specified by Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"). In accordance with Rule 428 and the requirements of Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Post-Effective Amendment to Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act. The Registrant shall maintain a file of such documents in accordance with the provisions of Rule 428. Upon request, the Registrant shall furnish to the Commission or its staff a copy or copies of all of the documents included in such file.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Commission by Reliant Energy (File No. 1-3187) or CenterPoint Energy pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or as otherwise indicated, are hereby incorporated in this Registration Statement by reference:

         (1) CenterPoint Energy's Annual Report on Form 10-K for the fiscal year ended December 31, 2001;

         (2) CenterPoint Energy's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2002 and June 30, 2002;

         (3) Reliant Energy's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as amended by Reliant Energy's Annual Report on Form 10-K/A (Amendment No. 1) for the fiscal year ended December 31, 2001, as filed on July 5, 2002;

         (4) Reliant Energy's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2002 and June 30, 2002;

         (5) Reliant Energy's Current Reports on Form 8-K filed with the SEC on January 11, 2002, March 6, 2002, April 8, 2002, July 5, 2002
               and July 15, 2002;

         (6) Item 5 of Reliant Energy's Current Reports on Form 8-K filed with the SEC on February 5, 2002, March 15, 2002, April 29, 2002, July 25, 2002 and August 1, 2002; and

         (7) CenterPoint Energy's Current Report on Form 8-K filed with the SEC on September 3, 2002, which includes a description of CenterPoint Energy's common stock and associated rights to purchase its Series A preferred stock.

         All documents filed with the Commission by CenterPoint Energy pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

         Any statement contained herein or incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Post-Effective Amendment to Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Post-Effective Amendment to Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Article 2.02.A.(16) and Article 2.02-1 of the Texas Business Corporation Act and Article V of the Registrant's Amended and Restated Bylaws provide the Registrant with broad powers and authority to indemnify its directors and officers and to purchase and maintain insurance for such purposes. Pursuant to such statutory and Bylaw provisions, the Registrant has purchased insurance against certain costs of indemnification that may be incurred by it and by its officers and directors.

         Additionally, Article IX of the Registrant's Amended and Restated Articles of Incorporation provides that a director of the Registrant is not liable to the Registrant for monetary damages for any act or omission in the director's capacity as director, except that Article IX does not eliminate or limit the liability of a director for (i) any breach of such director's duty of loyalty to the Registrant or its shareholders, (ii) any act or omission not in good faith that constitutes a breach of duty of such director to the Registrant or an act or omission that involves intentional misconduct or a knowing violation of law, (iii) a transaction from which such director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office or (iv) an act or omission for which the liability of a director is expressly provided for by statute.

         Article IX also provides that any subsequent amendments to Texas statutes that further limit the liability of directors will inure to the benefit of the directors, without any further action by shareholders. Any repeal or modification of Article IX shall not adversely affect any right of protection of a director of the Registrant existing at the time of the repeal or modification.

         See "Item 9. Undertakings" for a description of the Commission's position regarding such indemnification provisions.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable.

ITEM 8.  EXHIBITS.

         The following documents are filed as a part of this Registration Statement or incorporated by reference herein:

                                                                     Report or          SEC File or
   Exhibit                                                         Registration        Registration      Exhibit
   Number                  Document Description                      Statement            Number        Reference
   ------                  --------------------                      ---------            ------        ---------
4.1* -         Amended and Restated Articles of               Registration Statement     333-69502         3.1
               Incorporation of CenterPoint Energy, Inc.      on Form S-4 of
                                                              CenterPoint Energy, Inc.

4.2* -         Articles of Amendment to the Amended and       Form 10-K of               333-69502        3.1.1
               Restated Articles of Incorporation of          CenterPoint Energy,
               CenterPoint Energy, Inc.                       Inc. for the year
                                                              ended December 31, 2001

4.3* -         Amended and Restated Bylaws of CenterPoint     Form 10-K of               333-69502         3.2
               Energy, Inc.                                   CenterPoint Energy,
                                                              Inc. for the year
                                                              ended December 31, 2001

4.4* -         Rights Agreement dated as of January 1, 2002   Form 10-K of               333-69502         4.2
               between CenterPoint Energy, Inc. and           CenterPoint Energy,
               JPMorgan Chase Bank, as Rights Agent,          Inc. for the year
                                                              ended December 31, 2001


                                                                     Report or          SEC File or
   Exhibit                                                         Registration        Registration      Exhibit
   Number                  Document Description                      Statement            Number        Reference
   ------                  --------------------                      ---------            ------        ---------
4.5* -         Statement of Resolution Establishing Series    Form 10-K of               333-69502         3.3
               of Shares designated Series A Preferred        CenterPoint Energy,
               Stock and Form of Rights Certificate           Inc. for the year
                                                              ended December 31, 2001

4.6* -         Reliant Energy, Incorporated Savings Plan      Form 10-K of Reliant        1-3187        10(cc)(1)
               (as amended and restated effective April 1,    Energy, Incorporated
               1999)                                          for the year ended
                                                              December 31, 1999

4.7* -         First Amendment to the REI Savings Plan (as    Form 10-Q of Reliant        1-3187          10.9
               amended and restated effective April 1,        Energy, Incorporated
               1999) effective as of the dates specified      for the quarter ended
               herein                                         June 30, 2002

4.8* -         Second Amendment to the REI Savings Plan (as   Form 10-Q of Reliant        1-3187          10.10
               amended and restated effective April 1,        Energy, Incorporated
               1999) effective as of the dates specified      for the quarter ended
               herein                                         June 30, 2002

4.9* -         Third Amendment to the REI Savings Plan (as    Form 10-Q of Reliant        1-3187          10.11
               amended and restated effective April 1,        Energy, Incorporated
               1999) effective as of the dates specified      for the quarter ended
               herein                                         June 30, 2002

4.10* -        Fourth Amendment to the REI Savings Plan (as   Form 10-Q of Reliant        1-3187          10.12
               amended and restated effective April 1,        Energy, Incorporated
               1999) effective as of the dates specified      for the quarter ended
               herein                                         June 30, 2002

4.11* -        Houston Industries Incorporated Long-Term      Form 10-Q of Houston        1-7629          10(c)
               Incentive Compensation Plan                    Industries Incorporated
                                                              for the quarter ended
                                                              June 30, 1989

4.12* -        First Amendment to Long-Term Incentive         Form 10-K of Houston        1-7629        10(f)(2)
               Compensation Plan                              Industries Incorporated
                                                              for the year ended
                                                              December 31, 1989

4.13* -        Second Amendment to Long-Term Incentive        Form 10-K of Houston        1-7629        10(k)(3)
               Compensation Plan                              Industries Incorporated
                                                              for the year ended
                                                              December 31, 1992

4.14* -        Third Amendment to Long-Term Incentive         Form 10-K of Houston        1-3187        10(m)(4)
               Compensation Plan                              Industries Incorporated
                                                              for the year ended
                                                              December 31, 1997

                                                                     Report or          SEC File or
   Exhibit                                                         Registration        Registration      Exhibit
   Number                  Document Description                      Statement            Number        Reference
   ------                  --------------------                      ---------            ------        ---------
4.15* -        Fourth Amendment to Long-Term Incentive        Form 10-Q of Reliant        1-3187          10.4
               Compensation Plan, effective January 1, 2001   Energy, Incorporated
                                                              for the quarter ended
                                                              June 30, 2002

4.16* -        Reliant Energy, Incorporated 1994 Long-Term    Form 10-Q of Reliant        1-3187          10.6
               Incentive Compensation Plan (Effective as of   Energy, Incorporated
               January 1, 2002)                               for the quarter ended
                                                              June 30, 2002

4.17* -        Form of Stock Option Agreement for             Form 10-Q of Reliant        1-3187          10.7
               nonqualified options granted under the         Energy, Incorporated
               Reliant Energy, Incorporated Long-Term         for the quarter ended
               Incentive Compensation Plan                    June 30, 2002

4.18* -        Houston Industries Incorporated Stock Plan     Registration Statement     333-04411         4.4
               for Outside Directors                          on Form S-8 of Houston
                                                              Industries Incorporated

4.19 -         First Amendment to Stock Plan for Outside
               Directors

5.1 -          Opinion of Baker Botts L.L.P.

5.2 -          The registrant undertakes that the Savings
               Plan and any amendment thereto have been or will be submitted to the Internal
               Revenue Service ("IRS") in a timely manner and all changes required by the IRS for the Savings Plan to be qualified under
               Section 401 of the Internal Revenue Code have been or will be made.

23.1 -         Consent of Deloitte & Touche LLP

23.2 -         Consent of Baker Botts L.L.P. (included
               in Exhibit 5.1)

24** -         Powers of Attorney

---------------
*        Incorporated herein by reference as indicated.
**       Previously filed.

ITEM 9.  UNDERTAKINGS.

                  (a)   The undersigned registrant hereby undertakes:

                        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                             (i) To include any prospectus required by section
                  10(a)(3) of the Securities Act;

                             (ii) To reflect in the prospectus any facts or
                  events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                             (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that the undertakings set forth in paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                        (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or
         Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on September 4, 2002.


                                      CENTERPOINT ENERGY, INC.
                                      d/b/a RELIANT ENERGY, INCORPORATED
                                        (Registrant)



                                      By:       /s/  R. Steve Letbetter
                                         ---------------------------------------
                                                  R. Steve Letbetter,
                                                Chairman, President and
                                                Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.


                SIGNATURE                   TITLE                  DATE
                ---------                   -----                  ----



     /s/  R. Steve Letbetter        Chairman, President,       September 4, 2002
----------------------------------  Chief Executive
       R. Steve Letbetter           Officer and Director
                                    (Principal Executive
                                    Officer)



       /s/  Mark M. Jacobs          Executive Vice President   September 4, 2002
----------------------------------  and Chief Financial
         Mark M. Jacobs             Officer (Principal
                                    Financial Officer)



       /s/  James S. Brian          Senior Vice President      September 4, 2002
----------------------------------  and Chief Accounting
         James S. Brian             Officer (Principal
                                    Accounting Officer)



                *                   Director                   September 4, 2002
----------------------------------

         Milton Carroll



                *                   Director                   September 4, 2002
----------------------------------
          John T. Cater

                                    Director                   September 4, 2002
----------------------------------
      O. Holcombe Crosswell



                *                   Director                   September 4, 2002
----------------------------------
      Robert J. Cruikshank



                                    Director                   September 4, 2002
----------------------------------
         T. Milton Honea



                                    Director                   September 4, 2002
----------------------------------
         Laree E. Perez



*By:    /s/ Hugh Rice Kelly         Director                   September 4, 2002
     -----------------------------
           Hugh Rice Kelly,
           Attorney-In-Fact

THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Benefits Committee has duly caused this Post-Effective Amendment to be signed on behalf of the Reliant Energy, Incorporated Savings Plan by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 4, 2002.


                                       RELIANT ENERGY, INCORPORATED SAVINGS PLAN


                                       By: /s/ David M. McClanahan
                                          --------------------------------------
                                           David M. McClanahan
                                           Chairman of the Benefits Committee

                                INDEX TO EXHIBITS

                                                                     Report or          SEC File or
   Exhibit                                                         Registration        Registration      Exhibit
   Number                  Document Description                      Statement            Number        Reference
   ------                  --------------------                      ---------            ------        ---------
4.1* -         Amended and Restated Articles of               Registration Statement     333-69502         3.1
               Incorporation of CenterPoint Energy, Inc.      on Form S-4 of
                                                              CenterPoint Energy, Inc.

4.2* -         Articles of Amendment to the Amended and       Form 10-K of               333-69502        3.1.1
               Restated Articles of Incorporation of          CenterPoint Energy,
               CenterPoint Energy, Inc.                       Inc. for the year
                                                              ended December 31, 2001

4.3* -         Amended and Restated Bylaws of CenterPoint     Form 10-K of               333-69502         3.2
               Energy, Inc.                                   CenterPoint Energy,
                                                              Inc. for the year
                                                              ended December 31, 2001

4.4* -         Rights Agreement dated as of January 1, 2002   Form 10-K of               333-69502         4.2
               between CenterPoint Energy, Inc. and           CenterPoint Energy,
               JPMorgan Chase Bank, as Rights Agent,          Inc. for the year
                                                              ended December 31, 2001

4.5* -         Statement of Resolution Establishing Series    Form 10-K of               333-69502         3.3
               of Shares designated Series A Preferred        CenterPoint Energy,
               Stock and Form of Rights Certificate           Inc. for the year
                                                              ended December 31, 2001

4.6* -         Reliant Energy, Incorporated Savings Plan      Form 10-K of Reliant        1-3187        10(cc)(1)
               (as amended and restated effective April 1,    Energy, Incorporated
               1999)                                          for the year ended
                                                              December 31, 1999

4.7* -         First Amendment to the REI Savings Plan (as    Form 10-Q of Reliant        1-3187          10.9
               amended and restated effective April 1,        Energy, Incorporated
               1999) effective as of the dates specified      for the quarter ended
               herein                                         June 30, 2002

4.8* -         Second Amendment to the REI Savings Plan (as   Form 10-Q of Reliant        1-3187          10.10
               amended and restated effective April 1,        Energy, Incorporated
               1999) effective as of the dates specified      for the quarter ended
               herein                                         June 30, 2002

4.9* -         Third Amendment to the REI Savings Plan (as    Form 10-Q of Reliant        1-3187          10.11
               amended and restated effective April 1,        Energy, Incorporated
               1999) effective as of the dates specified      for the quarter ended
               herein                                         June 30, 2002

4.10* -        Fourth Amendment to the REI Savings Plan (as   Form 10-Q of Reliant        1-3187          10.12
               amended and restated effective April 1,        Energy, Incorporated
               1999) effective as of the dates specified      for the quarter ended
               herein                                         June 30, 2002

4.11* -        Houston Industries Incorporated Long-Term      Form 10-Q of Houston        1-7629          10(c)
               Incentive Compensation Plan                    Industries Incorporated
                                                              for the quarter ended
                                                              June 30, 1989


                                                                     Report or          SEC File or
   Exhibit                                                         Registration        Registration      Exhibit
   Number                  Document Description                      Statement            Number        Reference
   ------                  --------------------                      ---------            ------        ---------
4.12* -        First Amendment to Long-Term Incentive         Form 10-K of Houston        1-7629        10(f)(2)
               Compensation Plan                              Industries Incorporated
                                                              for the year ended
                                                              December 31, 1989

4.13* -        Second Amendment to Long-Term Incentive        Form 10-K of Houston        1-7629        10(k)(3)
               Compensation Plan                              Industries Incorporated
                                                              for the year ended
                                                              December 31, 1992

4.14* -        Third Amendment to Long-Term Incentive         Form 10-K of Houston        1-3187        10(m)(4)
               Compensation Plan                              Industries Incorporated
                                                              for the year ended
                                                              December 31, 1997

4.15* -        Fourth Amendment to Long-Term Incentive        Form 10-Q of Reliant        1-3187          10.4
               Compensation Plan, effective January 1, 2001   Energy, Incorporated
                                                              for the quarter ended
                                                              June 30, 2002

4.16* -        Reliant Energy, Incorporated 1994 Long-Term    Form 10-Q of Reliant        1-3187          10.6
               Incentive Compensation Plan (Effective as of   Energy, Incorporated
               January 1, 2002)                               for the quarter ended
                                                              June 30, 2002

4.17* -        Form of Stock Option Agreement for             Form 10-Q of Reliant        1-3187          10.7
               nonqualified options granted under the         Energy, Incorporated
               Reliant Energy, Incorporated Long-Term         for the quarter ended
               Incentive Compensation Plan                    June 30, 2002

4.18* -        Houston Industries Incorporated Stock Plan     Registration Statement     333-04411         4.4
               for Outside Directors                          on Form S-8 of Houston
                                                              Industries Incorporated

4.19 -         First Amendment to Stock Plan for Outside
               Directors

5.1 -          Opinion of Baker Botts L.L.P.

5.2 -          The registrant undertakes that the Savings
               Plan and any amendment thereto have been or will be submitted to the Internal
               Revenue Service ("IRS") in a timely manner and all changes required by the IRS for the Savings Plan to be qualified under
               Section 401 of the Internal Revenue Code have been or will be made.

23.1 -         Consent of Deloitte & Touche LLP

23.2 -         Consent of Baker Botts L.L.P. (included
               in Exhibit 5.1)

                                                                     Report or          SEC File or
   Exhibit                                                         Registration        Registration      Exhibit
   Number                  Document Description                      Statement            Number        Reference
   ------                  --------------------                      ---------            ------        ---------

24** -         Powers of Attorney

---------------
*        Incorporated herein by reference as indicated.
**       Previously filed.